[GRAPHIC OF FLAGS APPEARS HERE]


                         THE GABELLI GLOBAL GROWTH FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2001


                      [GRAPHIC OF FIVE STARS APPEARS HERE]

 MORNINGSTAR RATED[TM] GABELLI GLOBAL GROWTH 5 STARS OVERALL AND FOR THE THREE- AND FIVE-YEAR PERIOD ENDED 03/31/01 AMONG 4298 AND 2653 DOMESTIC EQUITY FUNDS,
                                 RESPECTIVELY.

                                #1 GLOBAL FUND!

   LIPPER INC. RANKED GABELLI GLOBAL GROWTH #1 FOR THE FIVE-YEAR PERIOD ENDED
                        03/31/01 AMONG 126 GLOBAL FUNDS.



TO OUR SHAREHOLDERS,

    A rapidly decelerating economy and weak corporate earnings have plagued the stock market during the first quarter. As we entered 2001, richly valued growth sectors, particularly technology, sustained most of the damage. In March, more reasonably priced sectors were dragged lower as equity investors headed for the exits.

INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 2001, The Gabelli Global Growth Fund (the "Fund") Class AAA Shares' net asset value ("NAV") declined 11.14%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets and Lipper Global Fund Average declined 12.41% and 14.19%, respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 46.29% over the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average declined 25.49% and 24.79%, respectively, over the same twelve-month period.

    For the two-year period ended March 31, 2001, the Fund's cumulative total return was 0.29%, versus a cumulative total decline of 8.04% for the MSCI World Free Index and a cumulative total return of 2.99% for the Lipper Global Fund Average.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. *The Fund was ranked 254 out of 264 Global Funds tracked by Lipper Inc. for the one-year period, and 14 out of 201 Global Funds for the three-year period ended 03/31/01. Lipper rankings are based upon twelve-month, three and five-year total returns at NAV.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------

                                                              Quarter
                                       ----------------------------------------------------
                                         1st           2nd            3rd            4th             Year
                                        -----         -----          -----          -----           -----

2001:    Net Asset Value............   $18.10             --             --             --             --
         Total Return...............   (11.14)%           --             --             --             --
-------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value............   $36.37         $31.46         $27.80         $20.37          $20.37
         Total Return...............     3.4%         (13.5)%        (11.6)%        (20.9)%         (37.5)%
-------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value............   $20.33         $23.52         $24.91         $35.17          $35.17
         Total Return...............    19.7%          15.7%           5.9%          47.4%          116.1%
-------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value............   $16.45         $17.39         $15.17         $16.99          $16.99
         Total Return...............    15.2%           5.7%         (12.8)%         21.4%           28.9%
-------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value............   $11.79         $13.72         $15.02         $14.28          $14.28
         Total Return...............     0.3%          16.4%           9.5%          10.9%           41.7%
-------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value............   $12.57         $13.40         $13.22         $11.75          $11.75
         Total Return...............     7.3%           6.6%          (1.3)%         (0.3)%          12.5%
-------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value............   $10.62         $11.28         $12.30         $11.72          $11.72
         Total Return...............     3.6%           6.2%           9.0%          (1.8)%          17.9%
-------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value............    $9.90          $9.97         $10.54         $10.25          $10.25
         Total Return...............    (1.0)%(b)       0.7%           5.7%          (2.8)%           2.5%(b)
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Average Annual Returns (Class AAA Shares)
                 -----------------------------------------
                            March 31, 2001 (a)
                            ------------------
           1 Year....................................     (46.29)%
           5 Year....................................      18.12%
           Life of Fund (b)..........................      16.50%
--------------------------------------------------------------------------------


                          Dividend History
----------------------------------------------------------------------
Payment (ex) Date        Rate Per Share             Reinvestment Price
----------------------------------------------------------------------
December 27, 2000        $1.590                     $20.06
December 27, 1999        $1.465                     $33.50
December 28, 1998        $1.385                     $16.56
December 31, 1997        $2.370                     $14.28
December 31, 1996        $1.436                     $11.75
December 29, 1995        $0.363                     $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

    For the five-year period ended March 31, 2001, the Fund's total return averaged 18.12% annually, versus average annual total returns of 7.81% and 8.40% for the MSCI World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through March 31, 2001, the Fund had a cumulative total return of 198.05%, which equates to an average annual total return of 16.50%.

MULTI-CLASS SHARES

    The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the first quarter ended March 31, 2001, The Gabelli Global Growth Fund Class A Shares,

Class B Shares and Class C Shares declined 11.09%, 11.23% and 11.26%, respectively. For the trailing twelve-month period, The Gabelli Global Growth Fund Class A Shares, Class B Shares and Class C Shares declined 46.26%, 46.51% and 46.66%, respectively (exclusive of any sales charges). The Class A Shares, Class B Shares and the Class C Shares ended the third quarter with net asset values of $18.11, $18.02 and $17.96, respectively.

GLOBAL ALLOCATION

    The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

                        [PIE CHART GRAPHIC APPEARS HERE]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           United States       57.6%
                           Europe              17.9%
                           Japan               17.1%
                           Asia/Pacific Rim     4.1%
                           Canada               3.3%

COMMENTARY

    A decade long economic expansion led investors to believe that the business cycle had been tamed. Excesses have been clearly created globally, and despite Federal Reserve Board ("Fed") Chairman Alan Greenspan's adept handling of monetary policy and technologically advanced inventory tracking systems, the excesses that did develop in the economy are now clearly illustrated through the stock market. Businesses that had expanded capacity and production to meet consistently strong demand were caught by surprise when rapidly rising oil prices, declining stock portfolios and a disputed Presidential election caused demand to dry up virtually overnight. Inventories swelled and had to be priced to move. Corporate earnings fell short of expectations and a grossly overvalued stock market tumbled.

    We believe this inventory correction, which has hurt corporate earnings and sent stocks sharply lower, will be relatively short-lived. Demand seems to be stabilizing. As the Fed rate cuts take hold and U.S. tax relief develops this summer, demand should rebound. Inventories will be worked off relatively quickly and earnings should begin recovering in the first quarter of 2002. The U.S. markets should begin anticipating this earnings recovery at some point in the second half of this year, with the European markets rebounding within a quarter thereafter.

FREE AT LAST!

    On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that Federal Communications Commission ("FCC") regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller CATV ("Community Access Television") and cable network stocks, likely targets in the next round of consolidation in the industry.

    The court's decision may be the death knell for other restrictive FCC regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.

TELECOMMISERABLE

    The telecommunications group outperformed leading market indices this quarter. In our view, this reflects the fact that much, if not all, the bad news in the telecommunications sector is already baked into stock prices.

    At this juncture, the problems plaguing the telecommunications industry -- reduced capital spending, over-capacity in the long distance business, and the lack of clarity regarding future profits from new data transmission services -- are well known. It will take some time for the industry to work through these problems and telecommunications stocks will be swimming upstream until they are solved.

    Taking the longer view, telecommunications is still a dynamic growth industry. The percentage of discretionary income spent on telecommunications services continues to grow. Capital spending will rebound when the economy recovers and businesses have more capital to devote to further developing state-of-the-art information systems. We will see incremental revenues and eventually profits from new data transmission products and services. Leading telecommunications companies will also benefit as third world nations build the systems they need to compete on the global economic stage.

    We also believe merger and acquisition activity will increase. Many of the deals we saw in 1997 to 1999 were strategic mergers designed to expand franchises in the global marketplace and/or help industry stalwarts get toeholds in new telecommunications businesses. With telecommunications assets marked down around the world, the next round of consolidation will be driven by "cheaper to buy than to build" economics.

INVESTOR SCORECARD

    During the first quarter, retail stocks such as Blockbuster and Centros Comerciales Carrefour were at the top of our performance list. Computer software and services company Softbank Corp. and entertainment company USA Networks also generated good returns. Telecommunications stocks such as Cable & Wireless, McLeodUSA Inc., and Japan Telecom were among our major portfolio disappointments. Wireless communications companies, specifically Nextel Communications and Vodafone Group, also had a negative impact on the Fund's performance.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2001.

CABLEVISION SYSTEMS CORP. (CVC - $83.36 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30th, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $26.00
- NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CRH PLC (CRH.L - $15.38 - DUBLIN STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DDI CORP. (9433.T - $3,247.80 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

INTERBREW SA (INTB.BR - $25.63 - BELGIAN STOCK EXCHANGE), the third largest brewer in the world in terms of volume, ended 600 years as a private company with its successful IPO in November 2000. Interbrew, with its strong balance sheet and geographical distribution, is well-positioned to benefit from the continued consolidation in the global brewery business. Organic growth will continue to be driven by the company's strong brands, which include Stella Artois, Labatt, Rolling Rock, and Leffe.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media Group holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

NOVARTIS AG (NOVN.S - $1,569.56 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, Novartis has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

USA NETWORKS INC. (USAI - $23.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player.

VERIZON COMMUNICATIONS (VZ - $49.30 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $35.8125 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 27.5 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VIVENDI UNIVERSAL SA (V - $60.65 - NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. Moreover, the firm owns large stakes in USA Networks and British Sky Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

VODAFONE  GROUP  PLC  (VOD.L - $2.74 - LONDON  STOCK  EXCHANGE)  is the  world's largest mobile telecommunications company with more than 79 million proportionate subscribers . The defining event in Vodafone's history was the completion of its acquisition of AirTouch, the U.S. cellular provider, during 1999. Vodafone continues to engage in acquisitions and alliances on a global basis. In Germany, it recently acquired Mannesman, an industrial company transformed into a telecommunications company. In the United States, it recently completed the merger of its U.S. wireless operations with those of Bell Atlantic and GTE to create a seamless national provider. In Japan, it has invested $550 million in nine of Japan's regional cellular operators. Vodafone has also established itself as a leader in the delivery of mobile internet services through its formation of a MAP in alliance with Vivendi of France, the parent of pay TV and media company Canal Plus.

VOICESTREAM WIRELESS CORP. (VSTR - $92.375 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers servicing over 3 million subscribers and controlling PCS licenses covering over 235 million people. VoiceStream was spun-off of Western Wireless about 24 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in mid-2001. Deutsche Telekom ownership will provide VoiceStream with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.

MINIMUM INITIAL INVESTMENT - $1,000

    The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

    Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                         WHEN
                       ---                         ----
Special Chats:         Mario J. Gabelli            First Monday of each month
                       Howard Ward                 First Tuesday of each month

    In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                  MAY                  JUNE                JULY
                  ---                  ----                ----
1st Wednesday     Ivan Arteaga         Caesar Bryan        July 4th - Holiday
2nd Wednesday     Walter Walsh         Kellie Stark        Charles Minter
3rd Wednesday     Jeff Fahrenbruch     Ivan Arteaga        Walter Walsh
4th Wednesday     Tim O'Brien          Barbara Marcin      Barbara Marcin


    All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

    You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

    It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon. We will proceed with caution, but we are quite bullish overall.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                        Sincerely,


/s/ Marc Gabelli                            /s/ Caesar Bryan
----------------------                      ----------------------
Marc Gabelli                                Caesar Bryan
Team Portfolio Manager                      Team Portfolio Manager


/s/ A. Hartswell Woodson                    /s/ Timothy P. O'Brien
----------------------                      ----------------------
A. Hartswell Woodson, III                   Timothy P. O'Brien, CFA
Team Portfolio Manager                      Team Portfolio Manager




May 8, 2001

--------------------------------------------------------------------------------
                                Selected Holdings
                                 March 31, 2001
                                -----------------
        Banca Intesa SpA                      Montana Power Co.
        DDI Corp.                             Novartis AG
        General Motors Corp., Cl. H           Swatch Group AG
        Interbrew                             THK Co. Ltd.
        Liberty Media Group                   USA Networks Inc.
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
    SHARES                                                      VALUE
    ------                                                      ------
              COMMON STOCKS -- 96.0%

              BROADCASTING -- 5.5%
    52,200    Ackerley Group Inc. ........................  $    629,010
    19,570    Chris-Craft Industries Inc.+................     1,237,803
   172,000    Nippon Broadcasting System Inc. ............     5,860,723
   145,700    NRJ Groupe+.................................     2,704,875
   100,000    On Command Corp.+...........................       625,000
   570,000    Seven Network Ltd. .........................     1,761,727
                                                            ------------
                                                              12,819,138
                                                            ------------
              BUILDING AND CONSTRUCTION -- 0.5%
    75,000    CRH plc.....................................     1,153,663
                                                            ------------
              BUSINESS SERVICES -- 0.8%
    15,000    Secom Co. Ltd. .............................       849,854
    16,000    Vivendi Universal SA, ADR...................       970,400
                                                            ------------
                                                               1,820,254
                                                            ------------
              CABLE -- 8.9%
   140,000    Cablevision Systems Corp., Cl. A+...........    11,670,400
    50,000    Charter Communications Inc., Cl. A+.........     1,131,250
   125,000    NTL Inc.+...................................     3,143,750
   380,500    UnitedGlobalCom Inc., Cl. A+................     4,994,062
                                                            ------------
                                                              20,939,462
                                                            ------------
              COMMUNICATIONS EQUIPMENT -- 1.1%
   244,000    Furukawa Electric Co. Ltd. .................     2,531,209
                                                            ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.6%
    36,900    Softbank Corp. .............................     1,383,946
                                                            ------------
              CONSUMER PRODUCTS -- 2.2%
     7,000    Nintendo Co. Ltd. ..........................     1,145,667
     3,825    Swatch Group AG.............................     4,000,165
                                                            ------------
                                                               5,145,832
                                                            ------------
              CONSUMER SERVICES -- 2.1%
   550,000    Ticketmaster, Cl. B+........................     4,984,375
                                                            ------------
              DIVERSIFIED INDUSTRIAL -- 1.5%
 3,450,000    Finmeccanica SpA............................     3,458,601
                                                            ------------
              ELECTRONICS -- 5.8%
     2,200    Egide SA....................................       554,288
    30,000    Fujitsu Ltd. ...............................       399,791
    90,500    Kyocera Corp. ..............................     8,225,592
     1,500    Rohm Co. Ltd. ..............................       251,365
    58,000    Sony Corp. .................................     4,119,200
                                                            ------------
                                                              13,550,236
                                                            ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.9%
   150,000    Montana Power Co. ..........................     2,115,000
                                                            ------------




                                                                MARKET
    SHARES                                                      VALUE
    ------                                                      ------
              ENTERTAINMENT -- 10.6%
    95,000    EMI Group plc...............................  $    613,859
   740,000    Liberty Media Group, Cl. A+.................    10,360,000
   290,000    Publishing & Broadcasting Ltd. .............     1,380,583
   360,000    SMG plc.....................................     1,049,222
   299,000    USA Networks Inc.+..........................     7,157,313
    55,000    Viacom Inc., Cl. A+.........................     2,447,500
    40,000    Viacom Inc., Cl. B+.........................     1,758,800
                                                            ------------
                                                              24,767,277
                                                            ------------
              EQUIPMENT AND SUPPLIES -- 0.4%
    40,000    THK Co. Ltd. ...............................       909,703
                                                            ------------
              FINANCIAL SERVICES -- 1.1%
   325,000    Banca Intesa SpA............................     1,246,928
   150,000    Banca Monte dei Paschi di Siena SpA.........       542,354
    70,000    Bank of Tokyo-Mitsubishi Ltd. ..............       626,738
     2,840    Invik & Co. AB, Cl. B.......................       167,883
                                                            ------------
                                                               2,583,903
                                                            ------------
              FOOD AND BEVERAGE -- 0.4%
    35,000    Interbrew SA+...............................       896,984
                                                            ------------
              HEALTH CARE -- 0.8%
    35,000    GlaxoSmithKline plc+........................       916,079
       600    Novartis AG.................................       941,737
                                                            ------------
                                                               1,857,816
                                                            ------------
              PUBLISHING -- 6.2%
    32,800    Arnoldo Mondadori Editore SpA...............       296,922
    52,000    Harcourt General Inc. ......................     2,894,840
   760,000    Independent News & Media plc, Dublin........     1,713,255
    47,400    Independent News & Media plc, London........       108,833
    76,000    News Corp. Ltd., ADR........................     2,386,400
   213,700    PRIMEDIA Inc.+..............................     1,346,310
    19,000    Scripps (E.W.) Co., Cl. A...................     1,101,430
    50,400    Tribune Co. ................................     2,053,296
   289,700    United News & Media plc.....................     2,648,320
                                                            ------------
                                                              14,549,606
                                                            ------------
              RETAIL -- 1.4%
   180,000    Blockbuster Inc., Cl. A.....................     2,698,200
    50,000    Centros Comerciales Carrefour SA............       661,256
                                                            ------------
                                                               3,359,456
                                                            ------------
              SATELLITE -- 0.5%
    50,000    General Motors Corp., Cl. H+................       975,000
        40    JSAT Corp. .................................       287,275
                                                            ------------
                                                               1,262,275
                                                            ------------
              TELECOMMUNICATIONS: LOCAL -- 12.7%
    45,600    AT&T Canada Inc.+...........................     1,336,500
    61,700    AT&T Canada Inc., Cl. B+....................     1,804,725
    50,000    BellSouth Corp. ............................     2,046,000
   340,000    Citizens Communications Co. ................     4,301,000
    75,000    McLeodUSA Inc., Cl. A+......................       651,563

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
    SHARES                                                      VALUE
    ------                                                      ------
              COMMON STOCKS -- (CONTINUED)

              TELECOMMUNICATIONS: LOCAL -- (CONTINUED)
   115,000    Rogers Communications Inc., Cl. B+..........  $  1,709,016
   125,600    Rogers Communications Inc., Cl. B, ADR+.....     1,863,904
    50,000    SBC Communications Inc. ....................     2,231,500
   281,200    Verizon Communications......................    13,863,160
                                                            ------------
                                                              29,807,368
                                                            ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 2.7%
     1,617    DDI Corp. ..................................     5,251,693
    50,000    Sprint Corp.+...............................     1,099,500
                                                            ------------
                                                               6,351,193
                                                            ------------
              TELECOMMUNICATIONS: NATIONAL -- 7.0%
   400,000    Cable & Wireless plc........................     2,701,249
   100,000    Cable & Wireless plc, ADR...................     2,060,000
       235    Japan Telecom Co. Ltd. .....................     4,200,594
       280    Nippon Telegraph & Telephone Corp. .........     1,787,487
   850,000    Olivetti SpA+...............................     1,630,598
    75,000    Telecom Italia SpA..........................       755,848
   197,485    Telefonica SA...............................     3,177,418
                                                            ------------
                                                              16,313,194
                                                            ------------
              WIRELESS COMMUNICATIONS -- 22.3%
   167,200    Centennial Cellular Corp., Cl. A+...........     1,776,500
   337,500    Filtronic plc...............................       690,951
    97,000    Japan Radio Co. Ltd. .......................       623,107
   350,000    Nextel Communications Inc., Cl. A+..........     5,031,250
       115    NTT DoCoMo Inc. ............................     2,000,549
   200,000    Orange SA+..................................     1,715,023
    17,631    Powertel Inc.+..............................       969,719
    92,100    Rogers Wireless Communications Inc., Cl. B+.     1,206,510
   215,000    Sprint Corp. (PCS Group)+...................     4,085,000
   140,700    Telephone & Data Systems Inc. ..............    13,155,450
   119,300    United States Cellular Corp.+...............     7,575,550
 1,519,584    Vodafone Group plc..........................     4,169,587
    80,600    VoiceStream Wireless Corp.+.................     7,445,425
    45,000    Western Wireless Corp., Cl. A+..............     1,828,125
                                                            ------------
                                                              52,272,746
                                                            ------------
              TOTAL COMMON STOCKS.........................   224,833,237
                                                            ------------

              PREFERRED STOCKS -- 1.0%
              BUSINESS SERVICES -- 0.1%
    34,000    MindArrow Systems Inc., Pfd., Ser. C+ (a)...       296,439
                                                            ------------
              ENTERTAINMENT -- 0.1%
   350,000    Village Roadshow Ltd., Pfd. ................       170,895
                                                            ------------
              PUBLISHING -- 0.8%
    66,500    News Corp. Ltd., Pfd., ADR..................     1,775,550
                                                            ------------
              TOTAL PREFERRED STOCKS......................     2,242,884
                                                            ------------




   PRINCIPAL                                                    MARKET
    AMOUNT                                                      VALUE
    ------                                                      ------
              CORPORATE BONDS -- 0.0%

              ENTERTAINMENT -- 0.0%
$   50,000    USA Networks Inc.,
                  Sub. Deb. Cv.,
                  7.00%, 07/01/03.........................  $     52,187
                                                            ------------
    SHARES
   --------
              WARRANTS -- 0.0%

              BUSINESS SERVICES -- 0.0%
     6,800    MindArrow Systems Inc.,
                  expire 04/15/01+ (a)....................             0
                                                            ------------

              RIGHTS -- 0.0%

              WIRELESS COMMUNICATIONS -- 0.0%
    92,100    Rogers Wireless Communications Inc.+........         2,763
                                                            ------------


   PRINCIPAL
    AMOUNT
    ------
              U.S. GOVERNMENT OBLIGATIONS -- 4.1%

$9,726,000    U.S. Treasury Bill,
                  4.75% to 4.96%++,
                  due 04/19/01............................     9,704,246
                                                            ------------

              TOTAL INVESTMENTS -- 101.1%
                  (Cost $276,251,945).....................   236,835,317
              OTHER ASSETS AND
                  LIABILITIES (NET)-- (1.1)%..............    (2,562,143)
                                                            ------------
              NET ASSETS-- 100.0%.........................  $234,273,174
                                                            ============
--------------------
(a) Restricted security and fair valued under procedures established by Board of Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                                    % OF
                                   MARKET                MARKET
GEOGRAPHIC DIVERSIFICATION          VALUE                 VALUE
--------------------------       --------            --------------
North America.............         60.9%              $144,215,621
Europe....................         17.9%                42,521,216
Japan.....................         17.1%                40,454,492
Asia/Pacific Rim..........          4.1%                 9,643,988
                                 -------              ------------
                                  100.0%              $236,835,317
                                 =======              ============

--------------------------------------------------------------------------------

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

[BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

[BULLET] INFORMATION ABOUT  YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR
         AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Average Annual Returns -- March 31, 2001 (a)
                            --------------------------------------------
                                        Class A Shares      Class B Shares        Class C Shares
                                        --------------      --------------        --------------
1 Year...............................      (46.26)%          (46.51)%               (46.66)%
                                           (49.35)%(c)       (49.18)%(d)            (47.20)%(d)
Inception of share class(b)..........      (46.85)%          (47.08)%               (47.23)%
                                           (49.67)%(c)       (49.52)%(d)            (47.72)%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of offering on March 1, 2000. (c) Includes the effect of the maximum 5.76% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

                       Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                            Karl Otto Pohl
CHAIRMAN AND CHIEF                               FORMER PRESIDENT
INVESTMENT OFFICER                               DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                              Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                     MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK                     LAWRENCE HOSPITAL

Anthony J. Colavita                              Anthonie C. van Ekris
ATTORNEY-AT-LAW                                  MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                        BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS

Mario J. Gabelli, CFA                            James E. McKee
PRESIDENT AND CHIEF                              SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER



                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q101SR



                    [PHOTO OF MARIO J. GABELLI APPEARS HERE]

THE
GABELLI
GLOBAL
GROWTH
FUND


                                                          FIRST QUARTER REPORT
                                                                MARCH 31, 2001